UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by Party other than Registrant

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	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

X	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

NORTH PENN BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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North Penn Bancorp, Inc.

216 Adams Avenue

Scranton, Pennsylvania 18503

April 11, 2008

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of North Penn Bancorp, Inc. The meeting will be held at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania 18503, on May 28, 2008 at 9:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of McGrail Merkel Quinn & Associates, North Penn Bancorp’s independent registered accounting firm, will be present at the annual meeting to respond to appropriate questions of our shareholders.

It is important that your shares are represented at this meeting, whether or not you attend in person and regardless of the number of shares you own. Therefore, to make sure that your shares are represented, please sign and return the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees of North Penn Bancorp and North Penn Bank, I thank you for your continued interest and support.

Sincerely yours,

/s/ Frederick L. Hickman
Frederick L. Hickman
President and Chief Executive Officer

NORTH PENN BANCORP, INC.

216 Adams Avenue

Scranton, Pennsylvania 18503-1692

(570) 344-6113

_________________________

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

__________________________

TIME AND DATE	9:00 a.m., local time, on May 28, 2008.

PLACE	Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania 18503.

ITEMS OF BUSINESS	1. To elect three Class I directors to serve for three-year terms or until their successors are duly elected and qualified;

2. To ratify the appointment of McGrail Merkel Quinn & Associates as our independent registered public accounting firm for 2008; and

3.  To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 1, 2008.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Frank H. Mechler
Secretary
April 11, 2008

PROXY STATEMENT

OF

NORTH PENN BANCORP, INC.

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of  Directors of North Penn Bancorp, Inc. for the 2008 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to North Penn Bancorp, Inc. as “North Penn Bancorp,” the “Company,” “we,” “our” or “us.”

North Penn Bancorp is the holding company for North Penn Bank. In this proxy statement, we may also refer to North Penn Bank as the “Bank.”

We are holding the 2008 annual meeting at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania on May 28, 2008 at 9:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 11, 2008.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of North Penn Bancorp common stock that you owned as of the close of business on April 1, 2008. As of the close of business on April 1, 2008, a total of 1,581,571 shares of North Penn Bancorp common stock were outstanding. Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of North Penn Bancorp in one of the following ways:

•

Directly in your name as the shareholder of record;

•

Indirectly through a broker, bank or other holder of record in “street name”; or

•

Indirectly in the North Penn Bancorp, Inc. Stock Fund of the North Penn Bank Employees’ Savings and Profit Sharing Plan and Trust (the “401(k) Plan”) or in the North Penn Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of North Penn Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect three directors to serve a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of McGrail Merkel Quinn & Associates as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of McGrail Merkel Quinn & Associates as our independent registered public accounting firm for 2008, the affirmative vote of a majority of the votes present, without regard to broker non-votes or abstentions, at the annual meeting is required.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and has not received voting instructions from the beneficial owner.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accountants, we will not count abstentions and broker non-votes as votes cast on the proposal. Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposal.

Voting by Proxy

The Board of Directors of North Penn Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of North Penn Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of North Penn Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” ratification of McGrail Merkel Quinn & Associates as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your North Penn Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP and 401(k) Plan

If you participate in the ESOP or if you hold shares through the 401(k) Plan, you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the North Penn Bancorp, Inc. Stock Fund credited to his or her account. The trustee, subject to its fiduciary duties, will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is May 21, 2008.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except for Frederick L. Hickman, who is President and Chief Executive Officer of North Penn Bancorp and North Penn Bank. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Directors Kneller and Lamont.

Corporate Governance Policies and Procedures

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of board committees; succession planning; appointing an independent lead director and convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the chief executive officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of December 31, 2007. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market. The Board’s Audit, Compensation, and Nominating and Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Corporate Governance portion of the Investor Relations section of our Web site (www.northpennbank.com).

	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee

Gordon S. Florey
Frederick L. Hickman
Herbert C. Kneller	X	X
Kevin M. Lamont	X*	X*	X
Virginia D. McGregor			X
Frank H. Mechler	X
James W. Reid		X	X*
David Samuel
Number of Meetings in 2007	7	2	1

———————

* Denotes Chairperson

Audit Committee

The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. While the Board recognizes that no individual Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that appointment of a new director to the Board of Directors and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately the Audit Committee’s responsibilities.

Compensation Committee

The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. It also deals with policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer (“CEO”), including annual salary, bonus, stock options and other direct and indirect benefits, as well as reviews the Company’s executive and employee compensation programs, and director compensation. In setting appropriate compensation for the CEO, the Committee considers the performance of the Company, shareholder return, the level of salary, bonus, stock options and other benefits provided to CEOs of comparable companies, and the level of compensation provided to the CEO in recent years. In setting executive compensation, the Committee seeks to ensure that a significant portion of compensation is connected to the long-term interest of the shareholders. In its oversight of employee compensation programs, prior to making recommendations to the Board, the Committee reviews recommendations from the CEO and Human Resources Manager. Decisions by the Compensation Committee with respect to the compensation levels are approved by the full Board of Directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to North Penn Bancorp and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of shareholders. The Nominating and Corporate Governance Committee recommends director candidates for each committee for appointment by the Board.

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must first meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate reside in a county in Pennsylvania in which the Bank maintains an office or in an adjacent county in Pennsylvania, own at least 1,000 shares of Company common stock, be less than 75 years of age, not be a management official of another depository institution and not have been subject to certain criminal or regulatory actions. Current directors are exempt from the age limitation for board service. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policies and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and may interview the candidate.

Consideration of Recommendations by Shareholders. It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee in care of the Secretary, at the main office of the Company:

1.

The name, age, business address and residence address of the person recommended as a director  candidate;

2.

The principal occupation or employment of the person recommended as a director candidate;

3.

All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

4.

The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

5.

As to the person making the recommendation, the name and address, as they appear on the Company’s books, of such person; provided, however, that if the person is not a registered holder of the Company’s common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of the Company’s common stock; and

6.

A statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s Annual Meeting of  Shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2007.

	Fees Earned Or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Gordon S. Florey	$10,300	$-	$10,300
Herbert C. Kneller	13,300	5	13,305
Kevin M. Lamont	17,900	257	18,157
Virginia D. McGregor	9,950	30	9,980
Frank H. Mechler	13,700	-	13,700
James W. Reid	11,700	-	11,700
Otto P. Robinson (2)	4,475	-	4,475
David Samuel	9,725	-	9,725

———————

(1)

These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the non-employee directors. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For information on the assumptions used to compute the fair value, see Note 11 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. The actual value, if any, realized by a director from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by a director will be at or near the value estimated above. At December 31, 2007, Messrs. Kneller and Lamont and Ms. McGregor had 40, 2,121 and 250 unvested stock options, respectively.

(2)

Mr. Robinson retired as a director of the Company and the Bank effective June 1, 2007.

Cash Retainer and Meeting Fees for Directors. The following table sets forth the applicable retainers and fees that will be paid to our directors for their service on our Board of Directors during 2008.

Monthly Retainer	$400
Board Meeting Fees	$500
Board Meeting Fees (Chairman only)	$850
Committee Meeting Fees	$200
Audit Committee Meeting Fees (Chairman only)	$400

Board and Committee Meetings

During the year ended December 31, 2007, the Boards of Directors of the Company and the Bank each held 6 meetings and 15 meetings, respectively. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2007.

Director Attendance at Annual Meeting of Shareholders

The Board of Directors expects its directors to attend the annual meeting of shareholders. All directors attended the 2007 annual meeting of shareholders.

Code of Ethics and Business Conduct

North Penn Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all communications required by generally accepted auditing standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of McGrail Merkel Quinn & Associates as the Company’s independent registered public accounting firm for 2008.

Audit Committee of the Board of Directors

of North Penn Bancorp, Inc.

Kevin M. Lamont

Herbert C. Kneller

Frank H. Mechler

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2007 and 2006 by McGrail Merkel Quinn & Associates:

	2007	2006
Audit fees(1)	$48,300	$45,700
Audit related fees(2)	4,000	-
Tax fees(3)	6,500	8,500
All other fees	-	-

———————

(1)

Includes fees for the financial statement audit and quarterly reviews.

(2)

For 2007, includes fees related to the Company’s second-step conversion and related securities registration statements.

(3)

Tax fees consist of compliance fees for the preparation of original tax returns. Tax service fees also include fees relating to other tax advice, tax consulting and planning.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of predictable or recurring service.

During the year ended December 31, 2007, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of February 29, 2008 about the persons known to North Penn Bancorp to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Beneficially Owned	Percent of Outstanding Common Stock Beneficially Owned
North Penn Bank Employee Stock	125,830	7.95%
Ownership Plan
216 Adams Avenue
Scranton, Pennsylvania 18503

The following table provides information as of February 29, 2008 about the shares of North Penn Bancorp common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Options Exercisable Within 60 Days	Percent of Class(1)
Thomas A. Byrne	7,455	(2)	1,092	*
Thomas J. Dziak	5,857	(3)	1,528	*
Gordon S. Florey	2,184	(4)	-	*
Frederick L. Hickman	25,850	(5)	2,402	1.78%
Herbert C. Kneller	1,710		-	*
Virginia D. McGregor	4,138		-	*
Frank H. Mechler	5,460	(6)	-	*
Kevin M. Lamont	79,082	(7)	-	5.00%
James W. Reid	2,184		-	*
David Samuel	5,460		-	*
All Executive Officers and Directors as a Group (11 persons)	139,380		5,022	9.10%

———————

* Less than 1%.

(1)

Based on 1,581,571 shares of the Company’s common stock outstanding and entitled to vote as of April 1, 2008.

(2)

Includes 1,582 shares owned by Mr. Byrne held in 401(k) Plan, 1,808 shares held in ESOP and 2,700 shares owned by spouse’s IRA.

(3)

Includes 2,144 shares owned by Mr. Dziak held in 401(k) Plan, 1,798 shares held in ESOP and 550 shares held by Mr. Dziak as custodian for his child.

(4)

 Shares owned by Mr. Florey held in IRA.

(5)

Includes 5,142 shares owned by Mr. Hickman held in 401(k) Plan, 3,090 shares held in ESOP and 109 shares owned by Mr. Hickman’s wife, 109 shares held by Mr. Hickman as custodian for his son and 109 shares held by Mr. Hickman as custodian for his daughter.

(6)

Shares owned by Mr. Mechler as trustee for Judith Mechler Trust.

(7)

Includes 3,706 shares held by Mr. Lamont in Lamont Development Company, Inc.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board of Directors consists of eight members. The Board is divided into three classes, as nearly equal in number as possible, and known as Class I, Class II and Class III. The Class I directors elected at this annual meeting will serve for three-year terms. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Gordon S. Florey, Virginia D. McGregor and James W. Reid. All of the nominees are currently directors of North Penn Bancorp and North Penn Bank. The Class II and Class III directors will continue to serve for one and two years, respectively, in order to complete their three-year terms.

Unless you indicate on your proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named on the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominees might be unable to serve.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of March 31, 2008. The indicated period of service as a director includes the period of service as a director of North Penn Bank.

Board Nominees for Terms Ending in 2011

Gordon S. Florey retired from Gordon Florey Residential Appraisals in 2002, where he was self-employed as a real estate appraiser. From 1976-1986, Mr. Florey owned Florey Plumbing Supply. Age 82. Director since 1979.

Virginia D. McGregor has served as an advisor to the Board of Directors of McGregor Industries, Inc. for the past five years. Ms. McGregor has also been a member of the Board of Directors of Community Medical Center, Scranton, PA since January 2006. Age 45. Director since 2007.

James W. Reid, Esq. is a partner in the law firm of Oliver Price & Rhodes. Age 56. Director since 2001.

Directors with Terms Ending in 2009

Herbert C. Kneller is a Project Engineer for Hanson Aggregates Pennsylvania, Inc. Age 63. Director since 1975.

Frank H. Mechler. Retired. Prior to his retirement, Mr. Mechler served as the President and Secretary of North Penn Bank. Mr. Mechler serves as Secretary of North Penn Bank. Age 88. Director since 1979.

David Samuel. Retired. Prior to his retirement, Mr. Samuel owned Samuel Fuel Oil. Age 81. Director since 1975.

Directors with Terms Ending in 2010

Frederick L. Hickman is the President and Chief Executive Officer of North Penn Bancorp and North Penn

Bank. Prior to joining North Penn Bank in 2000, Mr. Hickman served as President and Chief Executive Officer of Union National Bank of Mount Carmel. Age 52. Director since 2000.

Kevin M. Lamont is the President of Millennium Health Services, Inc. and President of Lamont Development Company, Inc. Age 49. Director since 2004.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed McGrail Merkel Quinn & Associates to be the Company’s independent registered public accounting firm for the 2008 fiscal year. McGrail Merkel Quinn & Associates served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007. A representative of McGrail Merkel Quinn & Associates will be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2007. These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Frederick L. Hickman	2007	$160,680	$24,000	$2,866	$9,398	$21,579	$218,523
President and CEO	2006	160,176	24,000	836	2,123	15,280	202,415

Thomas J. Dziak	2007	88,909	18,100	2,388	5,911	12,930	128,238
Exec. Vice President	2006	88,926	18,100	697	1,351	8,553	117,627

Thomas A. Byrne	2007	88,375	17,500	2,388	4,250	13,282	125,795
Exec. Vice President	2006	91,400	20,500	697	965	8,675	122,237

———————

(1)

These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based upon the Company’s stock price of $10.21 on the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)

These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the named executive officers. The grant date fair value for options granted in 2007 was $3.64. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For further information on the assumptions used to compute the fair value, see Note 11 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.

Employment Agreements. On January 4, 2008, the Company and the Bank entered into amended and restated employment agreements with Frederick L. Hickman, Thomas J. Dziak and Thomas A. Byrne. The employment agreements with Messrs. Hickman and Dziak provide for a three-year term, while Mr. Byrne entered into an employment agreement for a two-year term. The Board of Directors annually reviews the employment agreements and may renew the terms of the agreements for an additional year and adjust the executives’ base salaries based upon the results of its review. The current base salaries for Messrs. Hickman, Dziak and Byrne are $175,000, $92,500 and $92,000, respectively. In addition to base salaries, the employment agreements provide for bonus payments, benefit plan participation, perquisites and business expense reimbursement.

The employment agreements enable the Company and the Bank to terminate the executives’ employment for cause, as defined in the employment agreements, at any time. No severance payments or benefits are provided under the employment agreements upon termination for cause.

The Company and the Bank have agreed to pay or reimburse the executives for their reasonable costs and legal fees associated with any dispute or question of interpretation relating to the employment agreements, provided the executives are successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also require the Company and the Bank to indemnify the executives to the fullest extent legally allowable. The executives have agreed not to compete with the Company or the Bank for one year following their termination of employment, other than in connection with a change in control.

See “Retirement Benefits” and “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive under their employment agreements upon their retirement or termination of employment.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Note Vested (#) (3)	Market Value Of Shares or Units of Stock That Have Not Vested ($) (4)
Frederick L. Hickman	2,402(1)	9,610(1)	$10.21	9/26/2016	1,310	$11,856
	-	1,000(2)	$9.95	10/23/2017	-	-

Thomas J. Dziak	1,528(1)	6,116(1)	$10.21	9/26/2016	1,092	9,883
	-	55(2)	$9.95	10/23/2017	-	-

Thomas A. Byrne	1,092(1)	4,368(1)	$10.21	9/26/2016	1,092	9,883
	-	270(2)	$9.95	10/23/2017	-	-

———————

(1)

These stock options vest at the rate of 20% per year; 20% vested on September 26, 2007 with remaining vesting to occur on September 26, 2008, 2009, 2010 and 2011.

(2)

These stock options vest at the rate of 20% per year beginning on October 23, 2008.

(3)

These restricted stock grants vest at the rate of 20% per year beginning on October 27, 2008.

(4)

Based upon the Company’s closing stock price of $9.05 on December 31, 2007.

Retirement Benefits

North Penn Bank has entered into supplemental executive retirement agreements with Messrs. Hickman, Dziak and Byrne. Under these agreements, upon their separation from service on or after the normal retirement age of 65, Messrs. Hickman, Dziak and Byrne will receive benefits of $83,000, $46,000 and $43,000 per year, respectively, for 10 years. No benefits are payable under the supplemental executive retirement agreements following termination for cause. In addition, in consideration for the benefits provided under the agreements, the executives agree not to engage in competitive business activities while employed by North Penn Bank and for two years following termination of employment for any reason other than a change in control.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. If any named executive officer is terminated for cause, he will receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Termination without Cause or for Good Reason. Under the executives’ employment agreements, if the Company or the Bank terminates the executive’s employment for reasons other than for cause, or if the executive resigns from the Company or the Bank under specified circumstances that constitute constructive termination, the executive or, if he dies, his beneficiary, receives an amount equal to his base salary for the remaining term of the agreement, plus his average bonus paid over the term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of the Company and the Bank during the remaining term of the employment agreement. The Bank also provides continued life, medical and dental coverage for the remaining term of the employment agreements.

Pursuant to the executives’ supplemental executive retirement agreements, upon early termination of employment, the executive receives a reduced benefit equal to 100% of the accrued balance under the plan as of the date of termination, payable 90 days following termination.

Payments Made Upon Disability. The employment agreements for the named executive officers provide that if they become disabled and their employment is terminated, they will be entitled to disability pay equal to 100% of their bi-weekly base salary in effect at the date of termination. They would continue to receive disability payments until the earlier of: (1) the date they return to full employment with us, (2) their death, (3) attainment of age 65, or (4) the date their employment agreements would have terminated had their employment not terminated because of disability. All disability payments would be reduced by the amount of any disability benefits payable under our disability plans. In addition, each named executive officer would be continue to be covered to the greatest extent possible under all benefit plans in which they participated before their disability as if they were actively employed by us.

Pursuant to the executives’ supplemental executive retirement agreements,upon termination due to disability, the executive receives a reduced benefit equal to 100% of the accrued balance under the plan as of the date of termination, payable 90 days following the participant’s attainment of age 65.

Upon termination due to disability, outstanding stock options granted pursuant to our 2006 Omnibus Stock Option Plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to disability or the expiration date of the stock options. Restricted stock awards granted to the executives under the plan also vest in full upon termination due to disability.

Payments Made Upon Death. Under their employment agreements, the executives’ estates are entitled to receive the compensation due to them through the end of the month in which their death occurs. Under the supplemental executive retirement agreements, if the executive dies while in service, his beneficiary will receive a lump sum actuarial equivalent pre-retirement benefit in lieu of the normal retirement benefit.

Upon termination due to death, outstanding stock options granted pursuant to our 2006 Omnibus Stock Option Plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to death or the expiration date of the stock options. Restricted stock awards granted to the executives under the plan also vest in full upon termination due to death.

Payments Made Upon a Change in Control. Under the employment agreements, the executives receive severance payments and benefits if they voluntarily (upon the occurrence of specific circumstances discussed in the agreements) or involuntarily terminate employment following a change in control of the Company or the Bank. Upon such termination, Messrs. Hickman and Dziak, or their beneficiaries, if they die prior to receipt of payment, receive severance equal to 2.99 times their average annual compensation for the five (5) preceding years of employment (or their period of employment, if less than five (5) years). Mr. Byrne’s employment agreement provides for a change in control severance benefit equal to two (2) times his average annual compensation over the five (5) preceding years (or his period of employment, if less than five (5) years). The Bank also continues the executives’ life, medical, and dental coverage for 36 months following termination of employment in connection with a change in control.

Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three (3) times the individual’s base amount (defined as average annual taxable compensation over the five (5) preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed their Section 280G limits.

Under the terms of the supplemental executive retirement agreements, upon a change in control, the executive receives an annual benefit, commencing at age 65, determined by vesting the executive in the present value of the normal retirement benefit using a 4% discount rate. The value of the accelerated benefit counts towards each executive’s 280G Limit.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

In the event of a change in control of North Penn Bancorp or North Penn Bank, outstanding stock options granted pursuant to our 2006 Omnibus Stock Option Plan automatically vest and, if the option holder is terminated other than for cause within twelve months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted to these officers under the plan also vest in full upon a change in control. The value of the accelerated options and restricted stock grants count towards an executive’s 280G Limit.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the year ended December 31, 2007, except that Messrs. Hickman, Dziak and Byrne filed one late Form 4, respectively, with respect to purchases of the Company’s common stock.

Transactions with Related Parties

Except as described below, the outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to North Penn Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

North Penn Bank maintains a program that enables all employees to obtain residential mortgage loans and auto loans at a reduction of 2% from the rates available to the public. Mr. Hickman has a mortgage loan from North Penn Bank that was made under this program at a rate of 3.65%. The largest amount of principal outstanding during 2007 on this loan was approximately $151,546 and the outstanding balance at March 31, 2008 was $127,962. The total principal and interest paid on this loan during 2007 was approximately $18,781 and $5,219, respectively.

SUBMISSION OF BUSINESS PROPOSALS AND

SHAREHOLDER NOMINATIONS

Any shareholder desiring to present a nomination or proposal for inclusion in the Company’s proxy statement or form of proxy relating to the 2009 Annual Meeting of Shareholders must advise the Secretary of the Company at our offices at 216 Adams Avenue, Scranton, Pennsylvania 18503 of such intention in writing by December 12, 2008. If next year’s annual meeting is held on a date more than 30 calendar days from May 28, 2009, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Articles of Incorporation provide that in order for a shareholder to make a nomination for the election of directors or a proposal for business to be brought at the annual meeting, a shareholder must deliver notice of such nomination or proposal to the Secretary not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. If the Company does not receive such notice by that date, the notice will be considered untimely. Our proxy for the 2009 Annual Meeting of Shareholders will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which the Company does not receive timely notice.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made to the Chairman of the Audit Committee, Kevin M. Lamont, at (570) 344-6113. Other communications to the Board of Directors may be made to the Chairman of the Nominating and Corporate Governance Committee, James W. Reid, Esq., at (570) 344-6113. Communications to individual directors may be made to such director at (570) 344-6113.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally, by email or by telephone without receiving additional compensation.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on April 1, 2008. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2007 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON APRIL 1, 2008 UPON WRITTEN REQUEST TO BRIDGET ORUE, NORTH PENN BANCORP, INC., 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503-1692.

If you and others who share your address own shares in street name, your broker or other holder of record may be sending only one Annual Report and Proxy Statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting your broker or other holder of record.

If you and others who share your address own shares in street name, your broker or other holder of record may be sending only one Annual Report and Proxy Statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	NORTH PENN BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).	For ☐	With- hold ☐	For All Except ☐

The undersigned hereby appoints the official proxy committee of North Penn Bancorp, Inc. (the “Company”), consisting of Thomas A. Byrne and Thomas J. Dziak, or each of them, with full power of substitution in each, to act as proxy  for the undersigned, and to vote all shares of common stock of the Company  which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 28, 2008 at 9:00 a.m., local time, at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania, and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows.

NOMINEES:

Gordon S. Florey, Virginia D. McGregor and James W. Reid

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE LISTED PROPOSALS.	2. The ratification of the appointment of McGrail Merkel Quinn & Associates, as the independent registered public accounting firm for North Penn	For ☐	Against ☐	Abstain ☐
Bancorp, Inc. for the fiscal year ending December 31, 2008.

I/We hereby acknowledge the receipt, prior to the signing of this Proxy, of a Notice of Annual Meeting of Shareholders of North Penn Bancorp, Inc., a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

Please be sure to sign and date this Proxy in the box below.

THIS PROXY, WHEN PROPERLY SIGNED BY YOU, WILL BE VOTED IN THE MANNER YOU DIRECT ON THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE OTHER LISTED PROPOSAL, AND IN THE DISCRETION OF THE PROXYHOLDERS NAMED IN THIS PROXY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT.

Date
Shareholder sign above Co-holder (if any) sign above

THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

▲    Detach above card, sign, date and mail in postage paid envelope provided.    ▲

NORTH PENN BANCORP, INC.

Please sign exactly as your name appears above and print the date on which you sign the proxy in the spaces provided above. If signed on behalf of a corporation, please sign in corporate name by an authorized officer. If signing as a representative, please give full title as such. For joint accounts, only one owner is required to sign.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you the attached GREEN voting authorization form for the purpose of conveying your voting instructions to Pentegra Group, the Trustee for the North Penn Bancorp, Inc. Stock Fund (the “Employer Stock Fund”) of the North Penn Bank Employees’ Savings & Profit Sharing Plan and Trust (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. (the “Company”) on May 28, 2008. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a North Penn Bancorp, Inc. Annual Report to Shareholders.

As a participant in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of April 1, 2008, the record date for the Annual Meeting. To direct the Trustee how to vote the shares credited to your account, please complete and sign the enclosed GREEN voting authorization form and return it in the enclosed, postage-paid envelope no later than May 21, 2008. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or North Penn Bank.

Sincerely,

/s/ Frederick L. Hickman
Frederick L. Hickman President and Chief Executive Officer

☒	PLEASE MARK VOTES	VOTING AUTHORIZATION FORM
	AS IN THIS EXAMPLE	NORTH PENN BANCORP, INC.

The undersigned hereby directs the Trustee to vote all shares of North Penn Bancorp, Inc. credited to the undersigned’s account(s) for which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 28, 2008 at 9:00 a.m., local time, at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania, and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows.

4 0 1 K	1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).	For ☐	With- hold ☐	For All Except ☐
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE LISTED PROPOSALS.

NOMINEES:

Gordon S. Florey, Virginia D. McGregor and James W. Reid

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	2. The ratification of the appointment of McGrail Merkel Quinn & Associates, as the independent registered public accounting firm for North Penn	For ☐	Against ☐	Abstain ☐
Bancorp, Inc. for the fiscal year ending December 31, 2008.

The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Please be sure to sign and date this Voting Instruction Form in the box below.
Date
Participant sign above Co-holder (if any) sign above

▲    Detach above card, sign, date and mail in postage paid envelope provided.    ▲

NORTH PENN BANCORP, INC.

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 21, 2008.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING AUTHORIZATION FORM IN THE ENVELOPE PROVIDED.

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached BLUE voting authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Shareholders of North Penn Bancorp, Inc. (the “Company”) on May 28, 2008. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a North Penn Bancorp, Inc. Annual Report to Shareholders.

As a participant in the North Penn Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account as of April 1, 2008, the record date for the Annual Meeting. The Trustee will vote all allocated shares of Company common stock as directed by participants. The Trustee will vote unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed BLUE voting authorization form and return it in the enclosed, postage-paid envelope no later than May 21, 2008. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or North Penn Bank.

Sincerely,

/s/ Frederick L. Hickman
Frederick L. Hickman President and Chief Executive Officer

☒	PLEASE MARK VOTES	VOTING AUTHORIZATION FORM
	AS IN THIS EXAMPLE	NORTH PENN BANCORP, INC.

The undersigned hereby directs the Trustee to vote all shares of North Penn Bancorp, Inc. credited to the undersigned’s account for which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May  28, 2008 at 9:00 a.m., local time, at the Radisson Lackawanna Station Hotel Scranton, 700 Lackawanna Avenue, Scranton, Pennsylvania, and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows.

E S O P	1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).	For ☐	With- hold ☐	For All Except ☐
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE LISTED PROPOSALS.

NOMINEES:

Gordon S. Florey, Virginia D. McGregor and James W. Reid

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	2. The ratification of the appointment of McGrail Merkel Quinn & Associates, as the independent registered public accounting firm for North Penn	For ☐	Against ☐	Abstain ☐
Bancorp, Inc. for the fiscal year ending December 31, 2008.

The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Please be sure to sign and date this Voting Instruction Form in the box below.
Date
Participant sign above Co-holder (if any) sign above

▲    Detach above card, sign, date and mail in postage paid envelope provided.    ▲

NORTH PENN BANCORP, INC.

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 21, 2008.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING AUTHORIZATION FORM IN THE ENVELOPE PROVIDED.